UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Quantum FinTech Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Quantum FinTech Acquisition Corporation
4221 W. Boy Scout Blvd., Suite 300
Tampa, FL 33607

NOTICE OF SPECIAL MEETING
TO BE HELD AUGUST 4, 2023

To the Stockholders of Quantum FinTech Acquisition Corporation:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Quantum FinTech Acquisition Corporation (“Quantum,” the “Company,” “we,” “us” or “our”) to be held on August 4, 2023 at 11:00 a.m., Eastern time, at the offices of Nelson Mullins Riley & Scarborough LLP, located at 101 Constitution Avenue NW, Suite 900, Washington, D.C. 20001, to consider and vote upon the following proposals:

•        a proposal to amend (the “Charter Amendment”) Quantum’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which Quantum has to consummate a business combination for an additional six months, from August 9, 2023 (the “Termination Date”) to up to February 9, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time after the Termination Date, until February 9, 2024 or a total of up to six months after the Termination Date, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that Quantum Ventures LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) an amount determined by multiplying $0.04 by the number of public shares then outstanding, up to a maximum of $160,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (each, an “Extension Payment,” and such proposal, the “Charter Amendment Proposal”); and

•        a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals.

Each of the Charter Amendment Proposal and Adjournment Proposal are more fully described in the accompanying proxy statement. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in the accompanying proxy statement.

The purpose of the Charter Amendment is to allow Quantum more time to complete an initial business combination. Quantum’s initial public offering (“IPO”) prospectus and charter provided that Quantum has until August 9, 2022 (or February 9, 2023, as applicable) to complete a business combination. As approved by the Company’s stockholders at the special meeting in lieu of annual meeting of stockholders held on February 6, 2023, the Company filed an amendment to its Charter with the Delaware Secretary of State on February 6, 2023, to extend the date by which the Company has to consummate a business combination for an additional six months, from February 9, 2023 to up to August 9, 2023, by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time, until August 9, 2023. The Company currently has until August 9, 2023 to complete a business combination. On November 16, 2022, the Company entered into a business combination agreement (as amended on April 28, 2023, the “Business Combination Agreement”) with Calculator New Pubco, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“New Pubco”), Calculator Merger Sub 1, Inc., a Delaware corporation and a wholly-owned subsidiary of New Pubco (“Merger Sub 1”), Calculator Merger Sub 2, Inc., a Delaware corporation and a wholly-owned subsidiary of New Pubco (“Merger Sub 2”), AtlasClear, Inc., a Wyoming corporation (“AtlasClear”), Atlas FinTech Holdings Corp., a Delaware corporation (“Atlas FinTech”) and Robert McBey. The Board currently believes that there will not be sufficient time before August 9, 2023 to complete the business combination contemplated by the Business Combination Agreement (the “Proposed Transaction”) or an alternative business combination. Accordingly, our board believes that in order to be able to consummate the Proposed

Transaction, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date that Quantum has to consummate a business combination to the Extended Date in order that our stockholders have the opportunity to participate in this investment.

Holders (“public stockholders”) of shares of Quantum’s common stock sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Quantum believes that such redemption right protects Quantum’s public stockholders from having to sustain their investments for an unreasonably long period if Quantum fails to find a suitable acquisition in the timeframe initially contemplated by its charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the common stock, par value $0.0001 per share, of the Company on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the Excise Tax. The Company confirms that amounts placed in the Trust Account in connection with the Company’s initial public offering and any Extension Payments, as well as any interest earned thereon, will not be used to pay for the Excise Tax.

In addition, until the earliest of (a) the consummation of the Company’s initial business combination, (b) the liquidation of the Trust Account and (c) 24 months from the anniversary of the effective date of the registration statement relating to the Company’s initial public offering, the Company will maintain the investment of funds held in the Trust Account in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds investing solely in United States government treasury obligations and meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 under the Investment Company Act (or any successor rule). In the event that the Extension is implemented as described in this definitive proxy statement, then following the 24-month anniversary of the effective date of the registration statement relating to the Company’s initial public offering, the Company plans to maintain the remaining amount in the Trust Account in an interest-bearing demand deposit account at a bank.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Charter Amendment Proposal is approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination, which would represent six calendar months, in comparison to the current redemption amount of approximately $10.53 per public share, the redemption amount per public share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.71 per public share if all of our public shares remain outstanding after redemptions, or approximately $10.77 per public share if 2,728,687, or 50%, of our public shares remain outstanding.

Quantum estimates that the per-share pro rata portion of the Trust Account will be approximately $10.53 at the time of the special meeting. The closing price of Quantum’s common stock on July 17, 2023 was $10.41. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $0.12 more for each share than if such stockholder sold the shares in the open market. Quantum cannot assure stockholders that they will be able to sell their shares of Quantum common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by August 9, 2023, in accordance with our charter, or if the Charter Amendment Proposal is approved and we do not file such amendment to our charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the Trust Account.

The affirmative vote of at least sixty-five percent (65%) of the outstanding shares of our common stock is required to approve the Charter Amendment Proposal and the affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Adjournment Proposal.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with our charter.

The Board has fixed the close of business on July 12, 2023 as the date for determining Quantum stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Quantum common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Adjournment Proposal are fair to and in the best interests of Quantum and its stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Delaware law and Quantum’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal, the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

Dated: July 18, 2023

By Order of the Board of Directors,
/s/ John Schaible
John Schaible
Chairman of the Board of Directors

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 4, 2023: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/qftacorp/sm2023/proxy.

Quantum FinTech Acquisition Corporation
4221 W. Boy Scout Blvd., Suite 300
Tampa, FL 33607

SPECIAL MEETING
TO BE HELD AUGUST 4, 2023

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of Quantum FinTech Acquisition Corporation (“Quantum,” the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on August 4, 2023 at 11:00 a.m., Eastern time, at the offices of Nelson Mullins Riley & Scarborough LLP, located at 101 Constitution Avenue NW, Suite 900, Washington, D.C. 20001, to consider and vote upon the following proposals:

•        a proposal to amend (the “Charter Amendment”) Quantum’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which Quantum has to consummate a business combination for an additional six months, from August 9, 2023 (the “Termination Date”) to up to February 9, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time after the Termination Date, until February 9, 2024 or a total of up to six months after the Termination Date, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that Quantum Ventures LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) an amount determined by multiplying $0.04 by the number of public shares then outstanding, up to a maximum of $160,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (each, an “Extension Payment,” and such proposal, the “Charter Amendment Proposal”); and

•        a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals.

The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date that Quantum has to complete a business combination. The purpose of the Charter Amendment Proposal is to allow Quantum more time to complete the business combination (the “Proposed Transaction”) contemplated by the business combination agreement, dated November 16, 2022 (and as amended April 28, 2023, the “Business Combination Agreement”), among Quantum, Calculator New Pubco, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“New Pubco”), Calculator Merger Sub 1, Inc., a Delaware corporation and a wholly-owned subsidiary of New Pubco (“Merger Sub 1”), Calculator Merger Sub 2, Inc., a Delaware corporation and a wholly-owned subsidiary of New Pubco (“Merger Sub 2”), AtlasClear, Inc., a Wyoming corporation (“AtlasClear”), Atlas FinTech Holdings Corp., a Delaware corporation (“Atlas FinTech”) and Robert McBey, or an alternative initial business combination.

The affirmative vote of at least sixty-five percent (65%) of the outstanding shares of our common stock is required to approve the Charter Amendment Proposal and the affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Adjournment Proposal.

Holders (“public stockholders”) of shares of Quantum’s common stock (“public shares”) sold in Quantum’s initial public offering (“IPO”) may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Charter Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment

Proposal is approved by the requisite vote of stockholders (and not abandoned), the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of the business combination when it is submitted to the stockholders.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the common stock, par value $0.0001 per share, of the Company on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the Excise Tax. The Company confirms that amounts placed in the Trust Account in connection with the Company’s initial public offering and any Extension Payments, as well as any interest earned thereon, will not be used to pay for the Excise Tax.

In addition, until the earliest of (a) the consummation of the Company’s initial business combination, (b) the liquidation of the Trust Account and (c) 24 months from the anniversary of the effective date of the registration statement relating to the Company’s initial public offering, the Company will maintain the investment of funds held in the Trust Account in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds investing solely in United States government treasury obligations and meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 under the Investment Company Act (or any successor rule). In the event that the Extension is implemented as described in this definitive proxy statement, then following the 24-month anniversary of the effective date of the registration statement relating to the Company’s initial public offering, the Company plans to maintain the remaining amount in the Trust Account in an interest-bearing demand deposit account at a bank.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $57.7 million that was in the Trust Account as of July 12, 2023. In such event, Quantum may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by August 9, 2023, in accordance with our charter, or if the Charter Amendment Proposal is not approved but we do not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the shares of Common Stock included as part of the units sold in the IPO (the “Offering Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, Quantum’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the Trust Account with respect to Quantum’s warrants, which will expire worthless in the event we wind up.

To protect amounts held in the Trust Account, the Sponsor has agreed that it will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that they will be able to satisfy its indemnification obligations if they are required to do so. Additionally, the agreement entered into by our Sponsor specifically provides for an exception to the indemnity it has given as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any claims against the Trust Account. We have not independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our company. We have not asked our Sponsor to reserve for such indemnification obligations. As a result, if we liquidate, the per-share distribution from the Trust Account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account not previously released to Quantum to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses).

If the Charter Amendment Proposal is approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination, which would represent six calendar months, in comparison to the current redemption amount of approximately $10.53 per public share, the redemption amount per public share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.71 per public share if all of our public shares remain outstanding after redemptions, or approximately $10.77 per public share if 2,728,687, or 50%, of our public shares remain outstanding.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Charter Amendment Proposal will constitute consent for Quantum to instruct the trustee to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by Quantum to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment Proposal is approved.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with our charter.

The record date for the special meeting is July 12, 2023. Record holders of Quantum common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 10,488,624 outstanding shares of Quantum common stock. Quantum’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated July 18, 2023 and is first being mailed to stockholders on or about that date.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q.	Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of stockholders to be held on Friday, August 4, 2023 at 11:00 a.m., Eastern time, at the offices of Nelson Mullins Riley & Scarborough LLP, located at 101 Constitution Avenue NW, Suite 900, Washington, D.C. 20001, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Quantum is a blank check company formed for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In February 2021, Quantum consummated its IPO from which it derived gross proceeds of $201.25 million, including proceeds from the full exercise of the underwriters’ over-allotment option. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, August 9, 2023). The Board believes that it is in the best interests of the stockholders to continue Quantum’s existence until the Extended Date in order to allow Quantum more time to complete such business combination and is submitting this proposal to the stockholders to vote upon.

Q.	What is being voted on?	A. You are being asked to vote on:

•   a proposal to amend Quantum’s Charter to extend the date by which Quantum has to consummate a business combination for up to an additional six months, from August 9, 2023 to up to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment for each such one-month extension.

The Charter Amendment is essential to the overall implementation of the Board’s plan to extend the date that Quantum has to complete a business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

If the Extension is implemented, the stockholders’ approval of the Charter Amendment Proposal will constitute consent for Quantum to remove the Withdrawal Amount from the Trust Account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for Quantum’s use in connection with consummating a business combination on or before the Extended Date.

If the Charter Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. Quantum cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved; and the amount remaining in the Trust Account may be significantly reduced from the approximately $57.7 million that was in the Trust Account as of July 12, 2023. In such event, Quantum may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by August 9, 2023, or if the Charter Amendment Proposal is approved but we have not consummated a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Quantum’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up. Quantum will pay the costs of liquidation from its remaining assets held outside of the Trust Account.

Q.	Why is the Company proposing the Charter Amendment Proposal?

A. Quantum’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before August 9, 2023. Accordingly, the trust agreement provides for the trustee to liquidate the Trust Account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in Quantum’s charter. As we explain below, Quantum may not be able to complete a business combination by that date.

While Quantum entered into the Business Combination Agreement on November 16, 2022, which was amended on April 28, 2023, Quantum does not expect to be able to consummate such a business combination by August 9, 2023. Because Quantum will not be able to conclude a business combination within the permitted time period, Quantum has determined to seek stockholder approval to extend the date by which Quantum has to complete a business combination.

Quantum believes that given Quantum’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Charter Amendment Proposal to extend Quantum’s corporate existence.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q.	Why should I vote for the Charter Amendment Proposal?

A. The Board believes stockholders should have an opportunity to evaluate an initial business combination, including the business combination contemplated under the Business Combination Agreement. Accordingly, the Board is proposing the Charter Amendment Proposal to extend the date by which Quantum has to complete a business combination until the Extended Date and to allow for the Election.

The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of common stock is required to effect an amendment to Quantum’s Charter, including any amendment that would extend its corporate existence beyond August 9, 2023. Additionally, Quantum’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case Quantum’s corporate existence is extended. We believe that this charter provision was included to protect Quantum stockholders from having to sustain their investments for an unreasonably long period if Quantum failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Quantum’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as Quantum is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, we believe the Extension is consistent with Quantum’s charter and IPO prospectus.

Q.	How do the Quantum insiders intend to vote their shares?

A. All of Quantum’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal and Adjournment Proposal.

Quantum’s directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased on the open market by Quantum’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, Quantum’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 4,082,166 founder shares, representing approximately 47.6% of Quantum’s issued and outstanding common stock. Quantum’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Quantum’s directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal. Any public shares held by affiliates of Quantum may be voted in favor of the Charter Amendment Proposal.

Q.	What vote is required to adopt the Charter Amendment Proposal?	A. Approval of the Charter Amendment Proposal will require the affirmative vote of holders of at least sixty-five percent (65%) of Quantum’s outstanding common stock on the record date.
Q.	What vote is required to approve the Adjournment Proposal?

A. The affirmative vote of at least a majority of the shares of common stock present (in person or by proxy) at the special meeting and voting on the Adjournment Proposal is required to approve such proposal.

Q.	What if I don’t want to vote for the Charter Amendment Proposal?

A. If you do not want the Charter Amendment Proposal to be approved, you must abstain, not vote, or vote against such proposals. If the Charter Amendment Proposal is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming public stockholders.

Q.	Will you seek any further extensions to liquidate the Trust Account?

A. Other than the extension until the Extended Date as described in this proxy statement, Quantum does not currently anticipate seeking any further extension to consummate a business combination. Quantum has provided that all holders of public shares, including those who vote for the Charter Amendment Proposal, may elect to redeem their public shares into their pro rata portion of the Trust Account and should receive the funds shortly after the stockholder meeting which is scheduled for August 4, 2023. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future business combinations, or, if Quantum does not consummate a business combination by the Extended Date, such holders shall be entitled to their pro rata portion of the Trust Account on such date.

Q.	What happens if the Charter Amendment Proposal is not approved?

A. If the Charter Amendment Proposal is not approved and we have not consummated a business combination by August 9, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Quantum’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. Quantum will pay the costs of liquidation from its remaining assets held outside of the Trust Account, which it believes are sufficient for such purposes.

Q.	If the Charter Amendment Proposal is approved, what happens next?

A. Quantum will seek to complete an initial business combination, which will involve:

•   completing proxy materials;

•   establishing a meeting date and record date for considering a proposed business combination and distributing proxy materials to stockholders; and

•   holding a special meeting to consider such proposed business combination.

Quantum is seeking approval of the Charter Amendment Proposal because Quantum will not be able to complete all of the above listed tasks prior to August 9, 2023.

Upon approval by holders of at least sixty-five percent (65%) of the common stock outstanding as of the record date of the Charter proposal, Quantum will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. Quantum will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, warrants will remain publicly traded.

If the Charter Amendment Proposal is approved, and the Board decides to implement the Charter Amendment Proposal, each one-month extension of the Termination Date is subject to the Sponsor or its affiliates or permitted designees contributing to the Company a loan, referred to herein as the Extension Payment, in the amount determined by multiplying $0.04 by the number of public shares then outstanding, up to a maximum of $160,000 for each such one-month extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination. Furthermore, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Quantum’s common stock held by Quantum’s directors and officers through the founder shares.

If the Charter Amendment Proposal is approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination, which would represent six calendar months, in comparison to the current redemption amount of approximately $10.53 per public share, the redemption amount per public share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.71 per public share if all of our public shares remain outstanding after redemptions, or approximately $10.77 per public share if 2,728,687, or 50%, of our public shares remain outstanding.

If the Charter Amendment Proposal is approved, but Quantum does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Quantum’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. Quantum will pay the costs of liquidation from its remaining assets held outside of the Trust Account, which it believes are sufficient for such purposes.

Q.	Would I still be able to exercise my redemption rights if I vote against the proposed business combination?

A. Unless you elect to redeem all of your shares, you will be able to vote on any proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in Quantum’s charter.

Q.	How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Innisfree M&A Incorporated (“Innisfree”), Quantum’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 4221 W. Boy Scout Blvd., Suite 300 Tampa, FL 33607, Attention: Secretary.

Q.	How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Charter Amendment Proposal must be approved by the affirmative vote of at least sixty-five percent (65%) of the outstanding shares as of the record date of Quantum’s common stock. The Adjournment Proposal must be approved by the affirmative vote of at least a majority of the shares of common stock present (in person or by proxy) at the special meeting and voting on such proposal.

With respect to the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?

A. With respect to the Charter Amendment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q.	What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the Charter Amendment Proposal and the Adjournment Proposal if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q.	Who can vote at the special meeting?

A. Only holders of record of Quantum’s common stock at the close of business on July 12, 2023, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 10,488,624 shares of common stock were outstanding and entitled to vote.

Stockholder of Record:    Shares Registered in Your Name. If on the record date your shares were registered directly in your name with Quantum’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How does the Board recommend I vote?

A. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Charter Amendment Proposal is fair to and in the best interests of Quantum and its stockholders. The Board recommends that Quantum’s stockholders vote “FOR” the Charter Amendment Proposal. In addition, the Board recommends that you vote “FOR” the Adjournment Proposal.

Q.	What interests do the Company’s directors and officers have in the approval of the proposals?

A. Quantum’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, committed loans by them, that if drawn upon, will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal — Interests of Quantum’s Directors and Officers.”

Q.	What if I object to the Charter Amendment Proposal? Do I have appraisal rights?

A. If you do not want the Charter Amendment Proposal to be approved, you must vote against such proposal, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination Quantum proposes. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Date. Quantum stockholders do not have appraisal rights in connection with the Charter Amendment Proposal under the DGCL.

Q.	What happens to the Quantum warrants if the Charter Amendment Proposal is not approved?

A. If the Charter Amendment Proposal is not approved and we have not consummated a business combination by August 9, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Q.	What happens to the Quantum warrants if the Charter Amendment Proposal is approved?

A. If the Charter Amendment Proposal is approved, Quantum will attempt to complete an initial business combination by the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of a business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.

Q.	What do I need to do now?

A. Quantum urges you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the proposals will affect you as a Quantum stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?

A. If you are a holder of record of Quantum common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Quantum common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How do I redeem my shares of Quantum common stock?

A. If the Extension is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q.	What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Quantum shares.

Q.	Who is paying for this proxy solicitation?

A. Quantum will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?

A. If you have questions, you may write or call Quantum’s proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll free: (877) 717-3922
Banks and brokers may call collect: (212) 750-5833

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•        the ability of the Company to effect the Charter Amendment or consummate a business combination;

•        unanticipated delays in the distribution of the funds from the Trust Account;

•        claims by third parties against the Trust Account; or

•        the ability of the Company to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated February 10, 2021 (Registration Nos. 333-252226 and 333-252761) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC, as amended, our Quarterly Reports on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the business combination following the SEC declaring a registration statement on Form S-4 effective, which will include our preliminary proxy statement/prospectus for the business combination (the “Form S-4”). The Form S-4 has been filed with but not declared effective by the SEC, and the Company cannot complete the business combination unless the Form S-4 is declared effective. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC will declare the Form S-4 effective.

We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the business combination. Even if the Extension or the business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

The Company’s co-sponsors are Quantum Ventures LLC, a Delaware limited liability company, and Chardan Quantum LLC, also a Delaware limited liability company (together, the “Co-Sponsors”). The Co-Sponsors currently collectively own 4,745,419 shares of our common stock acquired prior to our IPO. We do not believe that either we or our Co-Sponsors constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the business combination. In addition, if the business combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the business combination.

Although we do not believe we or any of our Co-Sponsors are a “foreign person,” CFIUS may take a different view and decide to block or delay the business combination, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Co-Sponsors. If we were to seek an initial business combination other than the business combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in the business combination and the chance of realizing future gains on your investment through any price appreciation in the combined company post-closing of the business combination.

The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its business combination within 24 months after the effective date of the IPO Registration Statement. It is possible that a claim could be made that we have been operating as an unregistered investment company. This risk may be increased if we continue to hold the funds in the Trust Account in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, rather than instructing the trustee to liquidate the securities in the Trust Account and hold the funds in the Trust Account in cash.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. If we are required to liquidate, our stockholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

If we instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash in order to seek to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, in our discretion, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the Trust Account.

Since the Co-Sponsors and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Co-Sponsors and our directors and officers will not receive any monies held in the Trust Account as a result of their ownership of 5,031,250 Founder Shares that were issued to the Co-Sponsors prior to our IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, certain of executive officers have beneficial interests in the Co-Sponsors. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000. The personal and financial interests of our Co-Sponsors, directors and officers may have influenced their motivation in identifying and selecting its target business combination and consummating the business combination in order to close the business combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the special meeting.

We have incurred and expect to incur significant costs associated with the business combination. Whether or not the business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the business combination is not completed.

We expect to incur significant transaction and transition costs associated with the business combination and operating as a public company following the closing of the business combination. We may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the business combination, include all legal, accounting, consulting, investment banking and other fees, expenses and costs, and will be paid by the combined company following the closing of the business combination. Even if the business combination is not completed, we expect to incur transactions expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the business combination is not completed.

A new 1% U.S. federal excise tax could be imposed on us in connection with future redemptions by us of our shares.

On August 16, 2022, the IR Act was signed into federal law which provides for, among other things, a 1% excise tax on the fair market value of stock repurchased by a U.S. corporation beginning in 2023, subject to certain exceptions. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. It is unclear at this time how and to what extent it will apply to SPAC redemptions and liquidations, but since we are a publicly listed Delaware corporation, we are a “covered corporation” within the meaning of the IR Act. Consequently, our Board believes that, absent additional guidance and unless an exception is available, there is a significant risk that this excise tax will apply to any redemptions of our public shares after December 31, 2022. The Company confirms that amounts placed in the Trust Account in connection with the Company’s initial public offering and any Extension Payments, as well as any interest earned thereon, will not be used to pay for the Excise Tax.

BACKGROUND

Quantum

We are a blank check company incorporated as a Delaware corporation on October 1, 2020, for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On February 9, 2021, we consummated our initial public offering of 17,500,000 units at $10.00 per unit, generating gross proceeds of $175,000,000. Each unit consists of one share of common stock and one redeemable warrant, with each warrant entitling the holder thereof to purchase one half-share of common stock at a price of $11.50 per full share. On February 12, 2021, the underwriters exercised their over-allotment option in full, resulting in our issuance of an additional 2,625,000 units at a public offering price of $10.00 per unit. After giving effect to the exercise and close of the option, an aggregate of 20,125,000 units have been issued in the initial public offering, with aggregate gross proceeds of $201,250,000. Simultaneously with the consummation of our initial public offering, we consummated the private placement of 4,450,000 private warrants to Quantum Ventures LLC and 1,112,500 private warrants to Chardan Quantum LLC, in each case at a price of $1.00 per private warrant, generating gross proceeds of $5,562,500. In connection with the full exercise of the underwriters’ over-allotment option, Quantum Ventures LLC purchased an additional 472,500 private warrants and Chardan Quantum LLC purchased an additional 118,125 private warrants, in each case, at a price of $1.00 per private warrant, generating additional gross proceeds of $590,625.

The mailing address of Quantum’s principal executive office is Quantum FinTech Acquisition Corporation, 4221 W. Boy Scout Blvd., Suite 300, Tampa, FL 33607 and its telephone number is (813) 257-9366.

The Potential Business Combination

On November 16, 2022, the Company entered into the Business Combination Agreement by and among the Company, New Pubco, Merger Sub 1, Merger Sub 2, AtlasClear, Atlas FinTech and Robert McBey. The Business Combination Agreement was unanimously approved by the Company’s board of directors based upon the unanimous recommendation of a special committee of independent directors. If the Business Combination Agreement is approved by the Company’s stockholders, and the transactions contemplated by the Business Combination Agreement are consummated, (i) Merger Sub 1 will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of New Pubco and (ii) Merger Sub 2 will merge with and into AtlasClear, with AtlasClear continuing as the surviving corporation and a wholly-owned subsidiary of New Pubco. The closing of the business combination contemplated under the Business Combination Agreement is subject to certain customary conditions. The Business Combination Agreement was amended on April 28, 2023. See the Forms 8-K, dated November 17, 2022 and May 2, 2023, filed with the SEC by the Company.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The Special Meeting

Date, Time and Place.    The special meeting of Quantum’s stockholders will be held on August 4, 2023 at 11:00 a.m., Eastern time, at the offices of Nelson Mullins Riley & Scarborough LLP, located at 101 Constitution Avenue NW, Suite 900, Washington, D.C. 20001.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of Quantum’s common stock at the close of business on July 12, 2023, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Quantum’s warrants do not carry voting rights.

Votes Required.    The affirmative vote of at least sixty-five percent (65%) of the outstanding shares of our common stock is required to approve the Charter Amendment Proposal, and the affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Adjournment Proposal. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the effect of a vote against the Charter Amendment Proposal and no effect on the Adjournment Proposal. Likewise, abstentions and broker non-votes will have the effect of a vote against the Charter Amendment Proposal and no effect on the Adjournment Proposal.

At the close of business on the record date, there were 10,488,624 outstanding shares of common stock, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal approved, you should vote against the proposal or abstain from voting on the proposal. If you want to obtain your pro rata portion of the Trust Account in the event the Extension is implemented, which will be paid shortly after the special meeting scheduled for August 4, 2023, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment Proposal or abstain.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment Proposal and Adjournment Proposal. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

Quantum has retained Innisfree to aid in the solicitation of proxies. Innisfree will receive a fee of approximately $17,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by Quantum. In addition, officers and directors of Quantum may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. Quantum will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. Quantum may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

THE CHARTER AMENDMENT PROPOSAL

Charter Amendment Proposal

Quantum is proposing to amend its charter to extend the date by which Quantum has to consummate an initial business combination from August 9, 2023 to up to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment for each one-month extension beyond August 9, 2023.

The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to allow Quantum more time to complete a business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension.

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by August 9, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

A copy of the proposed amendment to the charter of Quantum is attached to this proxy statement as Annex A.

Reasons for the Proposal

Quantum’s charter provides that Quantum has until August 9, 2023 to consummate a business combination. While we entered into the Business Combination Agreement on November 16, 2022, which was amended on April 28, 2023, the Board currently believes that there will not be sufficient time before August 9, 2023 to complete a business combination. The affirmative vote of the holders of at least sixty-five percent (65%) of all outstanding shares of common stock is required to extend Quantum’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, Quantum’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case Quantum’s corporate existence is extended as described above. Because Quantum continues to believe that a business combination would be in the best interests of Quantum’s stockholders, and because Quantum will not be able to conclude a business combination within the permitted time period, Quantum has determined to seek stockholder approval to extend the date by which Quantum has to complete a business combination beyond August 9, 2023 to up to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment for each one-month extension beyond August 9, 2023.

We believe that the foregoing charter provisions were included to protect Quantum stockholders from having to sustain their investments for an unreasonably long period, if Quantum failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Quantum’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as Quantum is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Quantum’s charter and IPO prospectus.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by August 9, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Quantum’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to Quantum’s warrants which will expire worthless in the event we wind up. Quantum will pay the costs of liquidation from its remaining assets held outside of the Trust Account.

If the Charter Amendment Proposal is not approved, the Company will not effect the Extension, and in the event the Company does not complete a business combination on or before August 9, 2023, the Trust Account will be liquidated and distributed to the public stockholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved, Quantum will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. Quantum will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, and warrants will remain publicly traded. Quantum will then continue to work to complete a business combination by the Extended Date.

If the Charter Amendment Proposal is approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination, which would represent six calendar months, in comparison to the current redemption amount of approximately $10.53 per public share, the redemption amount per public share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.71 per public share if all of our public shares remain outstanding after redemptions, or approximately $10.77 per public share if 2,728,687, or 50%, of our public shares remain outstanding.

If the Charter Amendment Proposal is approved, but Quantum does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

Quantum’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. Quantum will pay the costs of liquidation from its remaining assets held outside of the Trust Account, which it believes are sufficient for such purposes.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Charter Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account and Quantum’s net asset value. Quantum cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved; and the amount remaining in the Trust Account may be significantly reduced from the approximately $57.7 million that was in the Trust Account as of July 12, 2023.

Redemption Rights

If the Charter Amendment Proposal is approved, the Company will provide the public stockholders making the Election, the opportunity to receive, at the time the Charter Amendment Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON AUGUST 2, 2023 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Charter Amendment Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment Proposal are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment Proposal. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the charter. As of July 12, 2023, this would amount to approximately $10.53 per share. The closing price of Quantum’s common stock on July 17, 2023 was $10.41. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $0.12 more for each share than if such stockholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Charter Amendment Proposal is not approved or if it is abandoned, these shares will be returned promptly following the special meeting as described above.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the Trust Account, the Sponsor has agreed that it will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that they will be able to satisfy its indemnification obligations if they are required to do so. Additionally, the agreement entered into by our Sponsor specifically provides for an exception to the indemnity it has given as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any claims against the Trust Account. We have not independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our company. We have not asked our Sponsor to reserve for such indemnification obligations. As a result, if we liquidate, the per-share distribution from the Trust Account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account not previously released to Quantum to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses).

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of Quantum’s common stock outstanding on the record date. If the Charter Amendment Proposal is not approved and Quantum is unable to complete a business combination on or before August 9, 2023, it will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Notwithstanding stockholder approval of the Charter Amendment, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

All of Quantum’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal. On the record date, directors and executive officers of Quantum and their affiliates beneficially owned and were entitled to vote 4,082,166 shares of common stock representing approximately 47.6% of Quantum’s issued and outstanding common stock.

In addition, Quantum’s directors, executive officers and their affiliates may choose to buy shares of Quantum public common stock in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any shares of common stock held by affiliates will be voted in favor of the Charter Amendment Proposal.

Interests of Quantum’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that Quantum’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Charter Amendment Proposal is not approved and we do not consummate a business combination by August 9, 2023 in accordance with our charter, the 5,031,250 shares of common stock held by Quantum’s sponsors, officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 6,153,125 private warrants that were acquired simultaneously with the IPO and over-allotment by our Co-Sponsors for an aggregate purchase price of $6,153,125. Such common stock and warrants had an aggregate market value of approximately $52.7 million based on the last sale price of Quantum’s common stock and warrants of $10.41 and $0.045, on NYSE and Over-the-Counter Markets, respectively, on July 17, 2023;

•        In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

•        All rights specified in Quantum’s charter relating to the right of officers and directors to be indemnified by Quantum, and of Quantum’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and Quantum liquidates, Quantum will not be able to perform its obligations to its officers and directors under those provisions;

•        None of Quantum’s executive officers or directors has received any cash compensation for services rendered to Quantum. All of the current members of Quantum’s board of directors are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

•        Quantum’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Quantum’s behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of Quantum’s initial business combination. However, if Quantum fails to obtain the Extension and consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, Quantum will most likely not be able to reimburse these expenses if the proposed business combination is not completed. Although as of the record date, Quantum’s officers, directors, initial stockholders and their affiliates had not incurred any unpaid reimbursable expenses, they may incur such expenses in the future; and

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is fair to, and in the best interests of, Quantum and its stockholders. The Board has approved and declared advisable adoption of the Charter Amendment Proposal, and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

We are a blank check company incorporated as a Delaware corporation on October 1, 2020, for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On February 9, 2021, we consummated our initial public offering of 17,500,000 units at $10.00 per unit, generating gross proceeds of $175,000,000. Each unit consists of one share of common stock and one redeemable warrant, with each warrant entitling the holder thereof to purchase one half-share of common stock at a price of $11.50 per full share. On February 12, 2021, the underwriters exercised their over-allotment option in full, resulting in our issuance of an additional 2,625,000 units at a public offering price of $10.00 per unit. After giving effect to the exercise and close of the option, an aggregate of 20,125,000 units have been issued in the initial public offering, with aggregate gross proceeds of $201,250,000. Simultaneously with the consummation of our initial public offering, we consummated the private placement of 4,450,000 private warrants to the Sponsor and 1,112,500 private warrants to Chardan Quantum, in each case at a price of $1.00 per private warrant, generating gross proceeds of $5,562,500. In connection with the full exercise of the underwriters’ over-allotment option, the Sponsor purchased an additional 472,500 private warrants and Chardan Quantum purchased an additional 118,125 private warrants, in each case, at a price of $1.00 per private warrant, generating additional gross proceeds of $590,625.

Quantum’s charter provide that Quantum has until August 9, 2023 to consummate a business combination. While we entered into the Business Combination Agreement on November 16, 2022, which was amended on April 28, 2023, our board currently believes that there will not be sufficient time before August 9, 2023 to complete a business combination. The affirmative vote of the holders of at least sixty-five percent (65%) of all outstanding shares of common stock is required to extend Quantum’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, Quantum’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case Quantum’s corporate existence is extended as described above. Because Quantum continues to believe that a business combination would be in the best interests of Quantum’s stockholders, and because Quantum will not be able to conclude a business combination within the permitted time period, Quantum has determined to seek stockholder approval to extend the date by which Quantum has to complete a business combination beyond August 9, 2023 to up to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment for each one-month extension beyond August 9, 2023.

Quantum is not asking you to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of common stock is required to effect an amendment to Quantum’s charter that would extend its corporate existence beyond August 9, 2023, except in connection with, and effective upon consummation of, a business combination. Additionally, Quantum’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case Quantum’s corporate existence is extended as described above. We believe that these charter provisions were included to protect Quantum stockholders from having to sustain their investments for an unreasonably long period, if Quantum failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Quantum’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as Quantum is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Quantum’s charter and IPO prospectus.

After careful consideration of all relevant factors, Quantum’s board of directors determined that the Charter Amendment Proposal is fair to and in the best interests of Quantum and its stockholders.

The Board of Directors recommends that you vote “FOR” the Charter Amendment Proposal. The Board of Directors expresses no opinion as to whether you should redeem your public shares.

THE ADJOURNMENT PROPOSAL

We are asking you to approve one or more adjournments of the special meeting from time to time, if requested by the chairman of the special meeting. For example, the chairman of the special meeting may request that the special meeting be adjourned to, among other things, solicit additional proxies to vote in favor of the Charter Amendment Proposal, in the event that there are insufficient votes at the time of the special meeting to establish a quorum or approve the Charter Amendment Proposal.

By the Adjournment Proposal, we are also asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the meeting, and any adjournments or postponements thereof, to another time and place. If our stockholders approve the Adjournment Proposal, the special meeting (or any adjournment thereof) may be adjourned to a later date and time and we may use the additional time to, among other things, solicit additional proxies in favor of the Charter Amendment Proposal, including the solicitation of proxies from any of our stockholders that have previously voted against such proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Charter Amendment Proposal to defeat such proposal, the special meeting could be adjourned in order to seek to convince the holders of those shares to change their votes to votes in favor of the Charter Amendment Proposal.

If the meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. Our Board believes that if the number of shares of our common stock present in person or represented by proxy at the special meeting and voting in favor of the Charter Amendment Proposal is not sufficient to adopt such proposal, it is in the best interests of our stockholders to enable us to continue to seek to obtain a sufficient number of additional votes to adopt the Charter Amendment.

Vote Required

The Adjournment Proposal must be approved by at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting.

As of the record date, July 12, 2023, our Co-Sponsors and our directors and officers are entitled to vote approximately 47.6% of the voting power of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of the Adjournment Proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Adjournment Proposal.

MANAGEMENT

Directors and Executive Officers

Our current directors and executive officers are listed below.

Name	Age	Position
John Schaible	51	Chairman and Chief Executive Officer
Miguel Leon	56	Director and Chief Financial Officer
Michael Devlin	40	Director
Sandip I. Patel	55	Director
Thomas J. Hammond	64	Director
Richard Korhammer	56	Director
Steven J. Carlson	62	Director

John Schaible, has served as our Chairman and Chief Executive Officer since our inception in October 2020. Prior to co-founding Quantum Ventures LLC, Mr. Schaible was a co-founder of Atlas Bank, a Latin American based bank and, since 2010, has served as its Vice Chairman. Mr. Schaible has also served as Chief Executive Officer of AtlasBanc since 2010 and of Atlas FinTech since 2012, each affiliates of Atlas Bank. Mr. Schaible also co-founded Anderen Bank and was Chief Operating Officer of Anderen Financial, an FDIC chartered financial institution and a bank holding company regulated by the Federal Reserve Board, respectively. Mr. Schaible also founded NexTrade and was instrumental in growing NexTrade until the sale of NexTrade’s electronic communications network (division of NexTrade) to Citigroup, Inc. in 2006. Mr. Schaible also founded Matchbookfx, one of the first spot foreign currency electronic platforms. Mr. Schaible has a degree in business management from Colorado State University. Mr. Schaible also served on the board of Colorado State University’s General Leadership Council and Center for Entrepreneurship.

Miguel Leon, Ph.D. has served as our Chief Financial Officer since our inception in October 2020. Mr. Leon is currently a President and Founding Partner of SCA Inventarios, a Chilean logistics and technology company since 2010; a Director of AtlasBank Panama since 2017; President of Sartor Asset Managements since 2020, and Director of Azul S.A since 2021. He was Director of Tanner Asset Management, an asset management company, since 2020. He was also Partner and Director of Solís de Ovando, Leon & Company, an M&A advisory boutique firm, since 2011. Previously, from 2006 to 2011, he was Lead Partner at KPMG Advisory Area Chile, directing more than ten lines of business in various areas of consulting, including corporate finance, risk and compliance and technology. Mr. Leon was also head of the Centre of Excellence at KPMG Corporate Finance in Latin America. Both at Arthur Andersen and Ernst & Young, he served as Regional Director for the Latin America Global Corporate Finance team. Mr. Leon led many mergers and acquisitions, due diligence, business appraisals, arbitration proceedings, and surveys in economic, finance and accounting with a focus on the banking sector. He was also Dean of the Faculty of Economics, Business and Engineering at the Universidad Finis Terrae and President of the Monetary Club Chile. Mr. Leon has a Ph.D. in management science ESADE, Spain; an M.B.A. from the University of Deusto, Spain; a degree in computer engineering from the University Federico, Santa María; and a degree in business administration from the University of Talca.

Michael Devlin has served as a member of our board of directors since August 2022. Mr. Devlin has been the Managing Director, Private Placements of Pi Capital since September 2021. From December 2019 to August 2021, Mr. Devlin served as the Managing Director and Portfolio Manager of Seaport Global Asset Management. Mr. Devlin was the Founder and Managing Partner of Highline Capital Group from June 2019 to December 2019. From October 2010 to June 2019. Mr. Devlin served as a Research Analyst and a Trader at Candlewood Investment Group. Mr. Devlin has a B.A. degree in Economics from Rutgers University New Brunswick.

Sandip I. Patel, Esq., has served as a member of our board of directors since our inception in October 2020. Mr. Patel has been an attorney and corporate business consultant at Sandip I. Patel, P.A., a law firm founded by Mr. Patel in 2000. Since 2017, Mr. Patel has also served as Chief Legal Counsel of Channel Investments, LLC, a medical device company. Mr. Patel has been involved in the formation, acquisition, development, growth, and liquidity events related to companies in the healthcare, insurance and financial services fields. Mr. Patel currently holds public and private investments in a wide range of industries with a focus on medical devices, biotechnology, healthcare services and related technologies, as well as FinTech and related services. Mr. Patel is also a co-founding shareholder of AtlasBanc, and was a co-founding shareholder, and board member of Anderen Bank. He served on the board of directors for Avatar Property and Casualty Insurance Company, a Florida-based homeowners insurance company. Mr. Patel was the Founder, President and Chief Executive Officer of the Orion group of companies, a full-service real estate development company. Previously, Mr. Patel served as Head of the New Business Development and M&A team to national health insurance companies. Mr. Patel oversaw all legal, regulatory and governmental affairs on behalf of WellCare, while serving as the General Counsel and a partner in the company. Since September 2021, Mr. Patel has served as a director of Monterey Bio Acquisition Corporation, a special purpose acquisition company (Nasdaq: MTRY). Mr. Patel received his JD degree from the Stetson University College of Law, and a B.B.A in Finance from the University of Georgia.

Thomas J. Hammond has served as one of our independent directors since February 2021. Mr. Hammond was the President of ICE Clear U.S., a wholly owned clearing house of Intercontinental Exchange, Inc. (NYSE: ICE) from 2007 until his retirement in 2017. In that role, Mr. Hammond oversaw all technology, operations and financial functions at the clearing house. Prior to joining ICE, Mr. Hammond was Managing Director, Trading Operations at the Chicago Board of Trade (later the CME Group) where he played a leadership role in the successful transition to the Common Clearing Link. Before joining the CME Group in 2003, for a 17-year period, Mr. Hammond served as Chief Executive Officer, Executive Vice President and Chief Operating Officer of the Board of Trade Clearing Corporation (BOTCC), where he successfully managed the development and implementation of integrated over the counter (OTC) clearing systems. Mr. Hammond currently serves as a board member of Atlas FinTech Holdings Corp. and Atlas Bank and, prior to his retirement in 2017, served on the boards of the Financial Services Division and the Chicago Operations Division of the Futures Industry Association, and participated in the Chicago Federal Reserve Bank’s Working Group on Financial Markets. Mr. Hammond earned a Bachelor of Science degree in Business Administration from Lewis University in Romeoville, IL.

Richard Korhammer has served as one of our independent directors since February 2021. Since March 2020, Mr. Korhammer has served as Managing Director and Co-Head of FinTech Investment Banking at Chardan Capital Markets, a global investment bank. From August 2017 to February 2020, he served as Managing Director at SenaHill Securities LLC, an investment banking firm. Previously, from March 2016 to December 2017, Mr. Korhammer served as Chief Executive Officer at Airex, Inc., a producer of cloud-based marketplace. Since 2012, Mr. Korhammer has been the Chairman of the board of directors of Yieldbroker, a Sydney, Australia-based electronic debt and derivatives exchange. Mr. Korhammer was the Chief Executive Officer, Chairman and Co-founder of Lava Trading, an equities and FX best execution trading and order management system platform that he successfully guided from its inception to its acquisition by Citigroup Inc., where he became a Managing Director, overseeing global electronic equities execution. Throughout his career, Mr. Korhammer has held leadership positions including Senior Advisor to Lightyear Capital, a multi-billion dollar private equity firm focusing on the financial sector and Chairman of The Receivables Exchange, an SMB and Fortune 500 receivables trading platform. Mr. Korhammer started his career as a systems engineer as well as serving in business development roles at NeXT Computers, founded by Steve Jobs, which was acquired by Apple Computers. He holds a B.S.E. in computer science and electrical engineering from Princeton University.

Steven J. Carlson, has served as one of our independent directors since February 2021. Since 2016, Mr. Carlson has served as Co-Chairman of Magellan Global, a financial services holding company which owns Marco Polo Securities Inc., for which he serves as Chairman, Pi Capital International LLC, for which he serves as Managing Partner, and several other early stage firms. Pi Capital, a global advisory firm headquartered in New York City, provides capital raising, M&A advisory, and general corporate advisory services to firms in the financial institutions, renewable power generation, and real estate sectors around the globe. Securities are offered through an affiliate, Marco Polo Securities, Inc. Marco Polo Securities is a distribution platform enabling foreign financial services firms to market their products in the United States and other select jurisdictions worldwide. Before founding Pi Capital, Mr. Carlson was President and Head of Investment Banking at INTL FCStone Financial Inc. from 2010 to 2016. Prior to that, Mr. Carlson was the founder, Chairman and Chief Executive Officer of the Provident Group, a boutique investment banking firm providing capital raising, M&A and other corporate finance advisory services to firms globally. Provident Group was acquired by INTL in 2010. Prior to forming Provident in 1999, Mr. Carlson was a Managing Director at Lehman Brothers holding various senior positions at the firm. Mr. Carlson began his career at Fannie Mae. Mr. Carlson graduated with a BA in Economics from the University of Maryland and a Master’s Degree in Public Policy from the Kennedy School of Government at Harvard University. We believe Mr. Carlson is well qualified to serve as a director due to his 30 years of experience in the financial services industry in various leadership positions, as well as his investment banking and entrepreneurial experience, having founded and managed several businesses.

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee, each of which is composed solely of independent directors. Each committee operates under a charter that has been approved by our board of directors and has the composition and responsibilities described below. The charter of each committee is available to view at our website, www.qftacorp.com, under the Investor Relations section.

Audit Committee

The members of our audit committee are Messrs. Carlson, Hammond and Patel. Mr. Carlson serves as chairman of the audit committee. Each member of the audit committee is financially literate and our board of directors has determined that Mr. Carlson qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an Audit Committee Charter, which details the purpose and principal functions of the audit committee, including:

•        reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•        setting clear hiring policies for employees or former employees of the independent auditors; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Compensation Committee

The members of our compensation committee are Messrs. Carlson, Korhammer and Patel. Mr. Patel serves as chairman of the compensation committee.

We have adopted a Compensation Committee Charter, which details the purpose and responsibilities of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and, either as a committee or together with the other independent directors (as directed by the board), determining and approving the compensation level (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser, and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Messrs. Hammond, Korhammer and Patel. Mr. Hammond serves as chair of the nominating and corporate governance committee.

We have adopted a Nominating and Corporate Governance Committee Charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

•        assisting in identifying, recruiting and, if appropriate, interviewing candidates to fill positions on the board, including persons suggested by stockholders or others;

•        reviewing the background and qualifications of individuals being considered as director candidates, taking into consideration the guidelines described below;

•        recommending to the board the director nominees for election by the stockholders or to fill vacancies on the board, as the case may be;

•        developing and making recommendations to the board regarding the criteria and qualifications for membership on the board;

•        reviewing annually with the board the composition of the board as a whole and recommending, if necessary, measures to be taken so that the board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the board as a whole;

•        reviewing the independence of each director and committee member in light of the independence criteria of the NYSE and any other applicable independence standards, and making recommendations to the board with respect to each director’s independence;

•        developing and recommending to the board a set of corporate governance guidelines for the company, which shall be consistent with any applicable laws, regulations and listing standards; and

•        overseeing an annual evaluation of the board, its committees and management, and evaluating and reporting to the board on the performance and effectiveness of the board and its committees.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the nominating and corporate governance committee charter, generally provide that persons to be nominated:

•        should have demonstrated notable or significant achievements in business, education or public service;

•        should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•        should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating and corporate governance committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating and corporate governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating and corporate governance committee will not distinguish among nominees recommended by stockholders and other persons.

Code of Ethics, Corporate Governance Guidelines and Committee Charters

We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) applicable to our directors, officers and employees in accordance with applicable federal securities laws. We have filed a copy of our Code of Ethics, our Audit Committee Charter, our Compensation Committee Charter and our Nominating and Corporate Governance Committee Charter as exhibits to our registration statement for our initial public offering. You may also review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Our board of directors has also adopted Corporate Governance Guidelines in accordance with the corporate governance rules of the NYSE that serve as a flexible framework within which our board of directors and its committees operate. Copies of our Corporate Governance Guidelines, our Code of Ethics, our Audit Committee Charter, our Compensation Committee Charter and our Nominating and Corporate Governance Committee Charter are available on our corporate website at www.qftacorp.com, under the Investor Relations section. The information contained on or accessible through our corporate website or any other website that we may maintain is not incorporated by reference into this report.

Executive Officer and Director Compensation

No executive officer has received any cash compensation for services rendered to us. Commencing on February 4, 2021 through the completion of our initial business combination with a target business, we pay to the Sponsor a fee of $10,000 per month for providing us with office space and certain office and secretarial services. However, pursuant to the terms of such agreement, we may delay payment of such monthly fee upon a determination by our audit committee that we lack sufficient funds held outside the trust to pay actual or anticipated expenses in connection with our initial business combination. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of our initial business combination. On May 9, 2023, the Sponsor notified us that the administrative support fee of $10,000 will no longer be charged and cancelled all outstanding fees due. No compensation or fees of any kind, including finder’s fees, consulting fees and other similar fees, will be paid to our insiders or any of the members of our management team, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the Trust Account and the interest income earned on the amounts held in the Trust Account, such expenses would not be reimbursed by us unless we consummate an initial business combination.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of the record date, July 12, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

•        each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

•        each of our executive officers, directors and director nominees that beneficially owns shares of common stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Shares of Common Stock
Quantum Ventures LLC(2)	3,796,335	36.2%
Chardan Quantum LLC(3)	949,084	9.0%
Directors and Executive Officers of Quantum:
John Schaible(4)	40,833	*
Miguel Leon	40,833	*
Michael Devlin	—	—
Sandip I. Patel(4)	41,334	*
Thomas J. Hammond	40,833	*
Richard Korhammer	40,833	*
Steven J. Carlson	40,833	*
All executive officers and directors as a group (7 individuals)	245,499	2.3%
Five Percent Holders:
MMCAP International Inc. SPC(5)	2,500,000	23.8%
Cable Car Capital LLC(6)	2,351,800	22.4%
Hudson Bay Capital Management LP(7)	1,584,024	15.1%
Jane Street Group, LLC(8)	1,578,958	15.1%
The Goldman Sachs Group, Inc.(9)	1,472,274	14.0%
Dark Forest Capital Management LP(10)	1,348,563	12.9%
Periscope Capital Inc.(11)	1,269,477	12.1%

____________

*        Less than 1%.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Quantum FinTech Acquisition Corporation, 4221 W. Boy Scout Blvd., Suite 300, Tampa, FL 33607.

(2)      According to a Schedule 13G filed with the SEC on February 14, 2022, the shares reported above are held in the name of Quantum Ventures LLC. Messrs. Schaible, Caamano and Patel are the three managers of Quantum Ventures LLC. Any action by Quantum Ventures LLC with respect to the founder shares held by it, including voting and dispositive decisions, requires a majority vote of the board of managers. Accordingly, under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of Quantum Ventures LLC’s managers, none of the managers of Quantum Ventures LLC is deemed to be a beneficial owner of Quantum Ventures LLC’s securities, even those in which such manager holds a pecuniary interest. Accordingly, none of such individuals is deemed to have or share beneficial ownership of the founder shares held by Quantum Ventures LLC.

(3)      The business address of Chardan Quantum LLC is 17 State Street, New York, NY 10004.

(4)      Although Messrs. Schaible, Caamano and Patel disclaim beneficial ownership of the founder shares held by Quantum Ventures LLC, for presentation purposes, such shares are included in the totals set forth in this table.

(5)      According to a Schedule 13G/A filed with the SEC on February 14, 2023 by MMCAP International Inc. SPC (“MMCAP International”) and MM Asset Management Inc. (“MM Asset Management”). MMCAP International and MM Asset Management share voting and dispositive power with respect to all of the reported shares. The address for MMCAP International is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands and the address for MM Asset Management is 161 Bay Street, TD Canada Trust Tower Ste 2240, Toronto, ON M5J 2S1 Canada. The number of shares held by MMCAP International and MM Asset Management is reported as of December 31, 2022, as stated in the Schedule 13G/A, which does not reflect any redemption of shares by Quantum in connection with the February 2023 Extension or any other transactions after December 31, 2022.

(6)      According to a Schedule 13D/A filed with the SEC on February 10, 2023 by Funicular Funds, LP, Funicular Funds, LP, Cable Car Capital LLC and Jacob Ma-Weaver share voting and dispositive power with respect to all of the reported shares and may be deemed to beneficially own these securities. The address for the entities is 2261 Market Street #4307, San Francisco, CA 94114.

(7)      According to a Schedule 13G filed with the SEC on February 10, 2023 by Hudson Bay Capital Management LP and Sander Gerber. Hudson Bay Capital Management serves as the investment manager to HB Strategies LLC and Hudson Bay SPAC Master Fund LP, in whose name the securities reported herein are held. As such, the Investment Manager may be deemed to be the beneficial owner of all shares of common stock held by HB Strategies LLC and Hudson Bay SPAC Master Fund LP. Sander Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Mr. Gerber disclaims beneficial ownership of these securities. share voting and dispositive power with respect to all of the reported shares and may be deemed to beneficially own these securities. The address for the reporting persons is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830. The number of shares held by Hudson Bay Capital Management LP and Sander Gerber is reported as of December 31, 2022, as stated in the Schedule 13G, which does not reflect any redemption of shares by Quantum in connection with the February 2023 Extension or any other transactions after December 31, 2022.

(8)      According to a Schedule 13G filed with the SEC on February 14, 2023 by Jane Street Group, LLC and Jane Street Capital, LLC. Jane Street Group and Jane Street Capital, LLC share voting power with respect to all of the reported shares and may be deemed to beneficially own these securities. The address for the Jane Street Group is 250 Vesey Street, 6th Floor, New York, NY 10281. The number of shares held by Jane Street Group, LLC and Jane Street Capital, LLC is reported as of December 31, 2022, as stated in the Schedule 13G, which does not reflect any redemption of shares by Quantum in connection with the February 2023 Extension or any other transactions after December 31, 2022.

(9)      According to a Schedule 13G filed with the SEC on January 27, 2022 by The Goldman Sachs Group, Inc. (“GS Group”) and Goldman Sachs & Co. LLC. (“Goldman Sachs”). GS Group and Goldman Sachs share voting and dispositive power with respect all of the reported shares. Goldman Sachs, a subsidiary of GS Group and a broker/dealer and investment adviser, may be deemed to beneficially own these securities. The address for GS Group and Goldman Sachs is 200 West Street, New York, NY 10282. The number of shares held by GS Group and Goldman Sachs is reported as of December 31, 2021, as stated in the Schedule 13G, which does not reflect any redemption of shares by Quantum in connection with the February 2023 Extension or any other transactions after December 31, 2021.

(10)    According to a Schedule 13G filed with the SEC on November 8, 2021 by Dark Forest Capital Management LP, (the “Firm”), and Dark Forest Global Equity Master Fund LP (“Dark Forest Master”). The Firm and Dark Forest Master share voting and dispositive power with respect to all of the securities. The Firm, as the investment manager to Dark Forest Master, may be deemed to beneficially own these securities. Jacob Kline is the managing member of the general partner of the Firm and exercises investment discretion with respect to these securities. The address for the Firm and Dark Forest Master is 151 West Avenue, Darien, Connecticut 06820. The number of shares held by Firm and Dark Forest Master is reported as of October 28, 2021, as stated in the Schedule 13G, which does not reflect any redemption of shares by Quantum in connection with the February 2023 Extension or any other transactions after October 28, 2021.

(11)    According to a Schedule 13G filed with the SEC on February 12, 2023 by Periscope Capital Inc (“Periscope”). Periscope, which is the beneficial owner of 992,377 shares of common stock, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds that collectively directly own 277,100 shares of Common Stock. The address for Periscope Capital Inc. is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2. The number of shares held by Periscope is reported as of December 31, 2022, as stated in the Schedule 13, which does not reflect any redemption of shares by Quantum in connection with the February 2023 Extension or any other transactions after December 31, 2022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

On October 23, 2020, Quantum Ventures LLC purchased 4,312,500 founder shares from us for $25,000, or $0.006 per share. In January 2021, Quantum Ventures LLC sold 813,500 founder shares to Chardan Quantum LLC and 35,000 founder shares to each of our directors, in each case at the original price per share, resulting in Quantum Ventures LLC holding a balance of 3,254,000 founder shares. We refer to these shares held by our Co-Sponsors, officers and directors as “founder shares”. On February 4, 2021, we effected a stock dividend of 718,750 shares with respect to our common stock, resulting in our initial stockholders holding an aggregate of 5,031,250 founder shares.

On February 9, 2021, Quantum Ventures LLC purchased from us 4,450,000 private warrants and Chardan Quantum LLC purchased from us 1,112,500 private warrants, in each case, at a price of $1.00 per warrant, for an aggregate purchase price of $5,562,500 in a private placement that closed simultaneously with the closing of our initial public offering. Each private warrant is exercisable for one (1) share of common stock at an exercise price of $11.50 per share.

On February 12, 2021, the underwriters fully exercised their over-allotment option, resulting in Quantum Ventures LLC purchasing an additional 472,500 private warrants from us and Chardan Quantum LLC purchasing an additional 118,125 private warrants from us, in each case, at a price of $1.00 per warrant for an aggregate additional purchase price of $590,625. If we do not complete our initial business combination by August 9, 2023, the proceeds from the sale of the private warrants will be included in the liquidating distribution to the holders of our public shares. The private warrants are identical to the warrants sold as part of the public units in this offering except that (i) each private warrant is exercisable for one share of common stock at an exercise price of $11.50 per share, and (ii) the private warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees.

Commencing on February 4, 2021 through the completion of our initial business combination with a target business, we were to pay to Quantum Ventures LLC a fee of $10,000 per month for providing us with office space and certain office and secretarial services. However, pursuant to the terms of such agreement, we may delay payment of such monthly fee upon a determination by our audit committee that we lack sufficient funds held outside the trust to pay actual or anticipated expenses in connection with our initial business combination. Any such unpaid amount would accrue without interest and be due and payable no later than the date of the consummation of our initial business combination. On May 9, 2023, Quantum Ventures LLC notified us that the administrative support fee of $10,000 will no longer be charged and cancelled all outstanding fees due.

In order to meet our working capital needs following the consummation of this offering, our initial stockholders, officers and directors and their respective affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of our business combination into additional private warrants to purchase shares of common stock at a conversion price of $1.00 per private warrant. Such private warrants will be identical to the private warrants to be issued at the closing of this offering, except that (i) each private warrant is exercisable for one share of common stock at an exercise price of $11.50 per share, and (ii) the private warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. Our stockholders have approved the issuance of the private warrants and underlying securities upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of our initial business combination. If we do not complete a business combination, the loans would not be repaid.

In October 2021, Quantum Ventures LLC committed to provide us up to $2,000,000 in Working Capital Loans. In February 2022, Quantum Ventures LLC committed to provide us up to an additional $1,000,000 for a total of $3,000,000 in Working Capital Loans.

On March 14, 2022, we issued an unsecured promissory note, effective as of January 3, 2022, in the amount of up to $480,000 to Quantum Ventures LLC as evidence of the working capital loans. The note bears no interest and is payable in full upon the earlier (i) February 9, 2023 and (ii) the effective date of the consummation of our initial business combination. The note is required to be repaid in cash at the Closing and is not convertible into private warrants. We may raise additional capital through loans or additional investments from Quantum Ventures LLC or its stockholders, officers, directors, or third parties. As of March 31, 2023, a principal balance of $480,000 has been advanced to the Company.

The holders of our founder shares, as well as the holders of the private warrants (and all underlying securities), are entitled to registration and stockholder rights pursuant to a registration and stockholder rights agreement. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the founder shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. Notwithstanding the foregoing, Chardan Quantum may not exercise its demand and “piggyback” registration rights after February 4, 2026 and February 4, 2028, respectively, and may not exercise its demand rights on more than one occasion. We will bear the expenses incurred in connection with the filing of any such registration statements.

On October 1, 2020, we issued an unsecured promissory note to Quantum Ventures LLC, pursuant to which we were entitled to borrow up to an aggregate principal amount of $200,000. The promissory note was non-interest bearing and payable on the earlier of (i) January 31, 2021 and (ii) the completion of the initial public offering. As of December 31, 2020, there was $130,100 in borrowings outstanding under the promissory note. The outstanding balance under the promissory note was repaid at the closing of the initial public offering on February 9, 2021.

We will reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the Trust Account and the interest income earned on the amounts held in the Trust Account, such expenses would not be reimbursed by us unless we consummate an initial business combination. Our audit committee will review and approve all reimbursements and payments made to any initial stockholder or member of our management team, or our or their respective affiliates, and any reimbursements and payments made to members of our audit committee will be reviewed and approved by our board of directors, with any interested director abstaining from such review and approval.

No compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to any of our initial stockholders, officers or directors who owned our shares of common stock prior to our initial public offering, or to any of their respective affiliates, prior to or with respect to the business combination (regardless of the type of transaction that it is).

We entered into indemnity agreements with each of our officers and directors. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified to the fullest extent permitted by applicable law and our amended and restated articles of incorporation.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by a majority of our disinterested independent directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested independent directors (or, if there are no independent directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

We paid to Chardan Capital Markets LLC (“Chardan”) an underwriting discount of $0.225 per unit purchased by it in our initial public offering. We also engaged Chardan as an advisor in connection with our business combination, pursuant to the Business Combination Marketing Agreement. We will pay Chardan a marketing fee for such services upon the consummation of our initial business combination in an amount equal to, $7,043,750, or 3.5% of the gross proceeds of the initial public offering, including the proceeds from the full exercise of the underwriters’ over-allotment option. As a result, Chardan will not be entitled to such fee unless we consummate our initial business combination.

Related Party Policy

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year (or, in the case of a smaller reporting company, the amount involved exceeds the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years), (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our disinterested independent directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our initial stockholders unless we obtain an opinion from an independent investment banking firm that the business combination is fair to our public stockholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors or initial stockholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

Director Independence

NYSE listing standards require that within one year of the listing of our securities on the NYSE we have at least three independent directors and that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Carlson, Devlin, Hammond, Korhammer and Patel are “independent directors” as defined in the NYSE listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal is approved, we anticipate that the 2024 annual meeting of stockholders will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Innisfree, Quantum’s proxy solicitor, at 501 Madison Avenue, 20th Floor New York, NY 10022, telephone number: (877) 717-3926; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call Innisfree collect at (212) 750-5833.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other information with the Securities and Exchange Commission. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Quantum FinTech Acquisition Corporation, 4221 W. Boy Scout Blvd., Suite 300 Tampa, FL 33607, Attention: Miguel Leon, Chief Financial Officer.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than July 28, 2023.

ANNEX A

PROPOSED
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
QUANTUM FINTECH ACQUISITION CORPORATION

August [•], 2023

Quantum FinTech Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Quantum FinTech Acquisition Corporation”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 1, 2020 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 4, 2021 and amended by the Certificate of Amendment to Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on February 6, 2023 (as amended, the “Amended and Restated Certificate”).

2. This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

9.1(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on January 19, 2021, as amended (the “Registration Statement”), was deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest income (if any) to pay the Corporation’s taxes, if any, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by August 9, 2023; provided that the Company may extend such date by up to an additional six months, to up to February 9, 2024, provided that Quantum Ventures LLC (or its affiliates or permitted designees) will deposit into the Trust Account an amount determined by multiplying $0.04 by the number of public shares then outstanding, up to a maximum of $160,000 for each such one-month extension, unless the closing of the Corporation’s Business Combination shall have occurred, for such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination, or such earlier date as determined by the Board (as applicable, the “Termination Date”), subject to applicable law, and (iii) the redemption of Offering Shares in connection with a stockholder vote to approve an amendment to this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by the Termination Date or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Quantum Ventures LLC, Chardan Quantum LLC (collectively, the “Co-Sponsors”) or the officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-1

IN WITNESS WHEREOF, Quantum FinTech Acquisition Corporation has caused this Certificate of Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

QUANTUM FINTECH ACQUISITION CORPORATION
By:
Name:	John Schaible
Title:	Chief Executive Officer

Annex A-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail QUANTUM FINTECHACQUISITION CORPORATION Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time,on August 3, 2023. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Proposal 1 — The Charter Amendment Proposal Amend the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination for up to an additional six months, from August 9, 2023 to up to February 9, 2024, or such earlier date as determined by the board of directors of the Company, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment for each such one-month extension. FOR AGAINST ABSTAIN Proposal 2 — Adjournment To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals. FOR AGAINST ABSTAIN Please mark your votes like this CONTROL NUMBER Signature Signature, if held jointly Date, 2023 Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Important Notice Regarding the Availability of Proxy Materialsfor the Special Meeting of Stockholdersto be held on August 4, 2023: This notice of meeting and the accompany proxy statementare available at https://www.cstproxy.com/qftacorp/sm2023/proxy FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED QUANTUM FINTECH ACQUISITION CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 4, 2023 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated July 18, 2023, in connection with the special meeting to be held on August 4, 2023 at 11:00 a.m., Eastern time, at the offices of Nelson Mullins Riley & Scarborough LLP, located at 101 Constitution Avenue NW, Suite 900, Washington, D.C., 20001 and hereby appoints John Schaible and Miguel Leon, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Quantum FinTech Acquisition Corporation (the “Company”) registered in the name provided, which the under¬signed is entitled to vote at the special meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” BOTH PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed, on reverse side)